UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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CLOVER HEALTH INVESTMENTS, CORP.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47376-P09827 CLOVER HEALTH INVESTMENTS, CORP. 3401 MALLORY LANE SUITE 210 FRANKLIN, TN 37067 ATTN: CORPORATE SECRETARY CLOVER HEALTH INVESTMENTS, CORP. 2024 Annual Meeting Vote by June 9, 2024 11:59 PM ET You invested in CLOVER HEALTH INVESTMENTS, CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2024. Vote Virtually at the Meeting* June 10, 2024 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/CLOV2024 Get informed before you vote View the Annual Report and Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47377-P09827 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. ELECTION OF DIRECTORS For Nominees: 01) Chelsea Clinton 02) Carladenise Armbrister Edwards 03) Vivek Garipalli 2. Non-binding advisory proposal to approve the compensation paid to our named executive officers for 2023. For 3. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. For In their discretion, to vote or act upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.